UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 15, 2021, Forward Air Corporation (“Forward Air” or the “Company”) entered into a Cooperation Agreement (the “Agreement”) with Ancora Merlin, LP, Ancora Merlin Institutional, LP, Ancora Catalyst, LP, Ancora Catalyst Institutional, LP, Ancora Catalyst SPV I LP – Series I, Ancora Catalyst SPV I LP – Series J, Ancora Catalyst SPV I LP – Series K, Ancora Catalyst SPV I LP – Series L, Ancora Catalyst SPV I SPC LTD. – Segregated Portfolio E, Ancora Alternatives LLC, Ancora Advisors, LLC, Ancora Family Wealth Advisors, LLC, The Ancora Group Inc., Inverness Holdings LLC, Ancora Holdings Inc. and Frederick DiSanto (collectively, the “Ancora Parties”), pursuant to which Forward Air (i) increased the size of the board of directors of Forward Air (the “Board”) to fifteen directors and (ii) appointed Scott M. Niswonger, Richard H. Roberts (together with Mr. Niswonger, the “Ancora Appointees”), George S. Mayes, Chitra Nayak and Javier Polit (Ms. Nayak and Messrs. Polit and Mayes, collectively with the Ancora Appointees, the “New Independent Directors”) to the Board, with such appointments effective immediately. Existing directors C. John Langley, Jr. and W. Gilbert West will not stand for re-election at the 2021 annual meeting of shareholders of Forward Air (the “2021 Annual Meeting”) and accordingly will retire from the Board at the 2021 Annual Meeting. In addition, provided that the Ancora Parties continue to beneficially own in the aggregate at least the lesser of (i) 3.5% of Forward Air’s then-outstanding common stock, par value $0.01 (“Common Stock”), and (ii) 963,518 shares of Common Stock (subject to adjustment) (the “Ownership Level Minimum”), Forward Air has agreed to include each of the Ancora Appointees as part of Forward Air’s slate of nominees for election to the Board at the 2021 Annual Meeting, which will consist of the New Independent Directors and the following existing Forward Air directors: Ronald W. Allen, Ana B. Amicarella, Valerie A. Bonebrake, C. Robert Campbell, R. Craig Carlock, G. Michael Lynch, Thomas Schmitt and Laurie A. Tucker.

Subsequent to the date of the 2021 Annual Meeting and prior to the expiration of the Standstill Period (as defined below), the Board and all applicable committees of the Board will not increase the size of the Board above 13 directors without the prior written consent of the Ancora Parties. In addition, if, during the Standstill Period, any Ancora Appointee resigns from the Board or is unable (due to death or disability) or refuses to serve on the Board, so long as the Ancora Parties at that time and at all times since the date of the Agreement beneficially own in the aggregate at least the Ownership Level Minimum, then the Ancora Parties and Forward Air will work together to identify a mutually acceptable replacement for appointment to the Board on the terms set forth in the Agreement.

Forward Air has agreed to consider each Ancora Appointee for membership on one or more committees of the Board in the same manner as other independent members of the Board.

The Ancora Parties have withdrawn their slate of director nominees and any related materials or notices, including the letter dated January 6, 2021 demanding, pursuant to Section 48-26-102 of the Tennessee Code, to inspect books, records and documents of the Company, submitted in connection with the 2021 Annual Meeting.

During the Standstill Period, the Ancora Parties have agreed to vote all of their shares of Common Stock in favor of recommendations of the Board with respect to (i) the election, removal and/or replacement of directors (a “Director Proposal”), (ii) the ratification of the appointment of the Company’s independent registered public accounting firm and (iii) any other proposal submitted to the Company’s shareholders at a meeting of the Company’s shareholders, in each case as such recommendation of the Board is set forth in the applicable definitive proxy statement filed in respect thereof. Notwithstanding the foregoing, in the event both Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”) make a recommendation that differs from the recommendation of the Board with respect to any proposal submitted to the shareholders at any meeting of the Company’s shareholders (other than Director Proposals), the Ancora Parties are permitted to vote in accordance with the ISS and Glass Lewis recommendation. The Ancora Parties are also entitled to vote in their sole discretion with respect to any publicly announced proposal relating to a merger, acquisition, disposition of all or substantially all of the assets of the Company and its subsidiaries or other business combination involving the Company, in each case, that requires a vote of the Company’s shareholders.

Forward Air is not required to include any Ancora Appointee (or any replacement thereof) or any of the other New Independent Directors on its slate of director nominees at any annual meeting following the 2021 Annual Meeting.

The Agreement also includes customary standstill, non-disparagement and expense reimbursement provisions. The standstill restrictions on the Ancora Parties began on the date of the Agreement and remain in effect until the earlier of (i) the date that is 20 days prior to the deadline for the submission of shareholder nominations for the 2022 annual meeting of shareholders of Forward Air and (ii) the date that is 110 days prior to the first anniversary of the 2021 Annual Meeting (such period, the “Standstill Period”).

The Agreement will terminate upon the expiration of the last day of the Standstill Period, unless earlier terminated by mutual written agreement of Forward Air and the Ancora Parties.

While any Ancora Appointee serves on the Board, such Ancora Appointee will receive compensation on the same basis as all other non-employee directors of the Company.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

In addition, in connection with the Agreement, Forward Air has entered into a Consulting Agreement with Andrew C. Clarke, pursuant to which Mr. Clarke, as a consultant, will assist the Chief Executive Officer of Forward Air with identifying opportunities for operational improvements to the Company’s business and designing and implementing strategies to achieve such improvements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the matters included under Item 1.01 are incorporated into this Item 5.02 by reference.

On March 15, 2021, in connection with their appointment to the Board and pursuant to the Company’s Amended and Restated Non-Employee Director Stock Plan, the Company will grant each of Messrs. Niswonger, Roberts, Mayes and Polit and Ms. Nayak 447 restricted shares that will vest on the earlier to occur of: (i) the day immediately prior to the first annual meeting of the Company’s shareholders that occurs after the grant date; and (ii) March 15, 2022.

Item 7.01. Regulation FD Disclosure.

On March 15, 2021, Forward Air issued a press release with respect to the Agreement. The press release, furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit
10.1	Cooperation Agreement, dated March 15, 2021 by and among Forward Air Corporation, Ancora Holdings, Inc. and the other entities and natural persons party thereto.
99.1	Press Release, dated March 15, 2021.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “expects” or similar expressions are intended to identify these forward-looking statements. Similarly, descriptions of objectives, strategies, plans, goals or targets are also forward-looking statements. These statements, which include, but are not limited to, statements regarding the expected benefit of the composition of the Board and our governance practices and Forward Air’s long-term value creation potential and its drivers, are based on Forward Air’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements, including the risks described in the “Risk Factors” section of our annual and quarterly reports filed with the Securities and Exchange Commission. For further information, please refer to Forward Air’s reports and filings with the Securities and Exchange Commission.

Further, any forward-looking statement made by us in this communication is based only on information currently available to us and speaks only as of the date on which it is made. Forward Air does not undertake any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

In connection with the forthcoming solicitation of proxies from shareholders in respect of Forward Air’s 2021 Annual Meeting of Shareholders, Forward Air will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “proxy statement”), containing a form of proxy card. Details concerning the nominees of Forward Air’s Board of Directors for election at Forward Air’s 2021 Annual Meeting of Shareholders will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING FORWARD AIR’S PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD, FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT FORWARD AIR. Shareholders may obtain free copies of the proxy statement and other relevant documents that Forward Air files with the SEC on Forward Air’s website at https://ir.forwardaircorp.com or from the SEC’s website at www.sec.gov.

Participants in the Solicitation
Forward Air, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of Forward Air’s 2021 Annual Meeting of Shareholders. Information regarding certain of the directors and officers of Forward Air is contained in its proxy statement for the 2020 Annual Meeting of Shareholders which was filed with the SEC on March 31, 2020. To the extent holdings of Forward Air’s securities by directors or executive officers have changed since the amounts set forth in Forward Air’s 2020 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants and their respective interests, by security holdings or otherwise, will be included in Forward Air’s proxy statement and other relevant documents filed with the SEC in connection with Forward Air’s 2021 Annual Meeting of Shareholders.

  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: March 15, 2021	By:	/s/ Michael J. Morris
Michael J. Morris Chief Financial Officer and Treasurer

COOPERATION AGREEMENT

This Cooperation Agreement (this “Agreement”), dated as of March 15, 2021, is made by and among Forward Air Corporation, a Tennessee corporation (the “Company”), and the entities and natural persons set forth in the signature pages hereto (collectively, the “Ancora Parties” and individually a “Member” of the Ancora Parties) (the Company and the Ancora Parties together, collectively, the “Parties”).

WHEREAS, the Ancora Parties beneficially own an aggregate of 1,753,799 shares of common stock, par value $0.01 (the “Common Stock”), of the Company issued and outstanding on the date hereof;

WHEREAS, the Ancora Parties submitted a letter to the Company on February 9, 2021 (the “Nomination Notice”) nominating a slate of director candidates to be elected to the Board of Directors of the Company (the “Board”) at the 2021 annual meeting of shareholders of the Company (the “2021 Annual Meeting”); and

WHEREAS, the Parties have determined that it is in their respective best interests to come to an agreement with respect to the composition of the Board and certain other matters, as provided in this Agreement.

NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.Board Matters.

a.The Company shall, effective immediately following the execution and delivery of this Agreement, (i) increase the size of the Board from ten (10) to fifteen (15) directors and (ii) appoint to the Board Richard H. Roberts, Scott M. Niswonger (together with Mr. Roberts, the “Ancora Appointees” and each, an “Ancora Appointee”), Chitra Nayak, Javier Polit and George Mayes as directors of the Company with terms expiring at the 2021 Annual Meeting. Effective upon the opening of the polls of the 2021 Annual Meeting, the size of the Board shall be reduced by two (2) directors to a total of thirteen (13) directors. Subsequent to the date of the 2021 Annual Meeting and prior to the expiration of the Standstill Period (as defined below), the Board and all applicable committees of the Board shall not increase the size of the Board to more than thirteen (13) directors without the prior written consent of the Ancora Parties.

b.Provided that the Ancora Parties continue to Beneficially Own (as defined below) in the aggregate at least the lesser of (x) 3.5% of the Company’s then-outstanding Common Stock and (y) 963,518 shares of Common Stock (in the case of this clause (y), subject to adjustment for stock splits, stock dividends, reclassifications, combinations and other equitable adjustments) (the “Company Ownership Level Minimum”), the Company shall include the Ancora Appointees (or any Replacement Appointee (as defined below), as applicable) in the Company’s slate of nominees for election as directors of the Company at the 2021 Annual Meeting and shall use commercially reasonable efforts to cause the election of the Ancora Appointees to the Board at the 2021 Annual Meeting (including the Board recommending that the Company’s shareholders vote in favor of the election of the Ancora Appointees, including the Ancora Appointees in the Company’s proxy statement for the 2021 Annual Meeting and otherwise supporting the Ancora Appointees for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate).

c.If, during the Standstill Period, any Ancora Appointee resigns from the Board or is rendered unable (due to death or disability) to, or refuses to, serve on the Board, and at all times since the date of this Agreement and at such time the Ancora Parties Beneficially Own in the aggregate at least the Company Ownership Level Minimum, then, so long as the Ancora Parties Beneficially Own in the aggregate at least the Company Ownership Level Minimum, the Ancora Parties and the Company shall work together to identify a mutually-acceptable replacement (who shall qualify as “independent” pursuant to the rules of the NASDAQ Stock Market and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”)) to fill the resulting vacancy caused by such Ancora Appointee’s departure from the Board and any such person shall be subject to review and approval by the Corporate Governance and Nominating Committee and the Board as well as the Ancora Parties (any such replacement director, a “Replacement Appointee”); provided that a Replacement Appointee shall not be any Member of the Ancora Parties, any Affiliate, Associate or employee of any Member of the Ancora Parties or any other person designated as a reporting person on Amendment No. 1 to the Schedule 13D filed by Ancora Advisors, LLC on February 10, 2021. Any Replacement Appointee designated pursuant to this Section 1(c) replacing an Ancora Appointee prior to the 2021 Annual Meeting shall stand for election at the 2021 Annual Meeting together with the Company’s other nominees. Upon a Replacement Appointee’s appointment to the Board, such Replacement Appointee shall be deemed to be an Ancora Appointee for all purposes under this Agreement.

d.Concurrent with the execution of this Agreement, the Company has entered into a consulting agreement with Andrew C. Clarke pursuant to the terms set forth therein.

e.Concurrent with the execution of this Agreement, the Ancora Parties hereby (i) irrevocably withdraw the Nomination Notice and (ii) irrevocably withdraw any related materials or notices, including the letter dated January 6, 2021 demanding, pursuant to Section 48-26-102 of the Tennessee Code, to inspect books, records and documents of the Company, submitted to the Company in connection therewith.

f.The Board shall consult with the Ancora Appointees regarding the appointment of each Ancora Appointee to one or more committees of the Board, with the understanding that the intent of the Parties is that each Ancora Appointee (and any Replacement Appointee, as applicable) shall be considered for membership on committees of the Board in the same manner as other independent members of the Board. Each Ancora Appointee shall have the same right as other members of the Board to be invited to attend meetings of committees of the Board of which any Ancora Appointee is not a member. Further, in the event the Board establishes any new committee(s) of the Board during the Standstill Period, each Ancora Appointee shall be considered for membership on such committee(s) in the same manner as other independent members of the Board.

g.While any Ancora Appointee (or any Replacement Appointee, as applicable) serves as a director of the Board, such Ancora Appointee shall receive compensation (including equity based compensation, if any) for the Board and committee meetings attended, an annual retainer and benefits (including expense reimbursements) on the same basis as all other non-employee directors of the Company.

h.The Ancora Appointees (and any Replacement Appointee, as applicable) will be governed by the same protections and obligations regarding confidentiality, conflicts of interest, related party transactions, fiduciary duties, codes of conduct, trading and disclosure policies, director resignation policy, and other governance guidelines and policies of the Company as other directors, as amended from time to time (collectively, “Company Policies”), and shall have the same rights and benefits, including with respect to insurance, indemnification, compensation and fees, as are applicable to all independent directors of the Company. The Company shall make available to any Ancora Appointee copies of all Company Policies not publicly available on the Company’s website. At all times while any Ancora Appointee is serving as a member of the Board, (i) such Ancora Appointee shall not disclose to the Ancora Parties, any Member of the Ancora Parties or any “Affiliate” or “Associate” (for purposes of this Agreement, as each is defined in Rule 12b-2 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of each such Member of the Ancora Parties (collectively and individually, the “Ancora Affiliates”) or any other person or entity not affiliated with the Company any confidential information of the Company, and (ii) each Member of the Ancora Parties shall not, and shall cause the Ancora Affiliates not to, seek to obtain confidential information of the Company from any Ancora Appointee (or any Replacement Appointee).

i.Notwithstanding anything to the contrary in this Agreement, the rights and privileges set forth in this Agreement shall be personal to the Ancora Parties and may not be transferred or assigned to any individual, corporation, partnership, limited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature (each, a “Person”), except that the Ancora Parties shall be permitted to transfer or assign this Agreement to their respective Affiliates.

j.For purposes of this Agreement, the term “Beneficially Own” or variations thereof shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

2.Standstill and Voting.

a.The Ancora Parties each agree that during the Standstill Period, the Ancora Parties and the Ancora Affiliates will not (and they will not assist or encourage others to), directly or indirectly, in any manner, without prior written approval of the Board:

i.take any actions, including acquiring, seeking to acquire or agreeing to acquire (directly or indirectly, whether by market purchases, private purchases, tender or exchange offer, through the acquisition of control of another person, by joining a “group” (within the meaning of Section 13(d)(3) of the Exchange Act), through swap or hedging transactions or otherwise) any shares of Common Stock (or Beneficial Ownership thereof) or any securities convertible or exchangeable into or exercisable for any shares of Common Stock (or Beneficial Ownership thereof) (including any derivative securities or any other rights decoupled from the underlying securities of the Company) such that the Ancora Parties would Beneficially Own in excess of 9.9% of the then-outstanding shares of Common Stock;

ii.other than in open market sale transactions where the identity of the purchaser is not known, sell, offer, or agree to sell, directly or indirectly, through swap or hedging transactions or otherwise, the securities of the Company or any rights decoupled from the underlying securities held by the Ancora Parties to any person or entity not (A) a party to this Agreement, (B) a member of the Board, (C) an officer of the Company or (D) an Affiliate of the Ancora Parties (any person or entity not set forth in clauses (A)-(D) shall be referred to as a “Third Party”) that would result in such Third Party, together with its Affiliates, owning, controlling or otherwise having any, beneficial or other ownership interest representing in the aggregate in excess of 4.9% of the shares of Common Stock outstanding at such time;

iii.(A) advise or knowingly encourage or influence any other Person or knowingly assist any third party in so encouraging, assisting or influencing any other Person with respect to the giving or withholding of any proxy, consent or other authority to vote or in conducting any type of referendum (other than such encouragement, advice or influence that is consistent with the Board’s recommendation in connection with such matter) or (B) advise, influence or encourage any Person with respect to, or effect or seek to effect, whether alone or in concert with others, the election, nomination or removal of a director other than as permitted by Section 1;

iv.solicit proxies or written consents of shareholders or conduct any other type of referendum (binding or non-binding) (including any “withhold,” “vote no” or similar campaign) with respect to the shares of Common Stock, or from the holders of the shares of Common Stock, or become a “participant” (as such term is defined in Instruction 3 to Item 4 of Schedule 14A promulgated under the Exchange Act) in or knowingly encourage or assist any third party in any “solicitation” of any proxy, consent or other authority (as such terms are defined under the Exchange Act) to vote any shares of Common Stock (other than any encouragement, advice or influence that is consistent with the Board’s recommendation in connection with such matter);

v.(A) form, join or in any other way participate in a “group” with respect to any shares of Common Stock (other than a “group” solely consisting of the Ancora Parties or Ancora Affiliates), (B) grant any proxy, consent or other authority to vote with respect to any matters to be voted on by the Company’s shareholders (other than to the named proxies included in the Company’s proxy card for any Shareholder Meeting (as defined below) or in accordance with Section 2(b)) or (C) agree to deposit or deposit any shares of Common Stock or any securities convertible or exchangeable into or exercisable for any such shares of Common Stock in any voting trust, agreement or similar arrangement (other than (I) to the named proxies included in the Company’s proxy card for any Shareholder Meeting, (II) customary brokerage accounts, margin accounts, prime brokerage accounts and the like or (III) any agreement solely among the Ancora Parties or Ancora Affiliates);

vi.separately or in conjunction with any third party in which it is or proposes to be either a principal, partner or financing source or is acting or proposes to act as broker or agent for compensation, propose (publicly or privately, with or without conditions), indicate an interest in or effect any tender offer or exchange offer, merger, acquisition, reorganization, restructuring, recapitalization or other business combination involving the Company or any of its subsidiaries or the assets or businesses of the Company or any of its subsidiaries or actively encourage or initiate or support any other third party in any such activity; provided, however, that the Ancora Parties and Ancora Affiliates shall be permitted to (i) sell or tender their shares of Common Stock, and otherwise receive consideration, pursuant to any such transaction and (ii) vote on any such transaction in accordance with Section 2(b);

vii.(A) present at any Shareholder Meeting any proposal for consideration for action by the shareholders or (B) call or seek to call, or request the call of, alone or in concert with others, or support another shareholder’s call for, any meeting of shareholders, whether or not such a meeting is permitted by the Company’s organizational documents;

viii.take any action in support of or make any proposal or request that constitutes: (A) controlling, changing or influencing the Board, management or policies of the Company, including any plans or proposals to change the number or term of directors or the removal of any directors, or to fill any vacancies on the Board; (B) any material change in the capitalization, stock repurchase programs and practices or dividend policy of the Company; (C) any other material change in the Company’s management, business or corporate structure; (D) seeking to have the Company waive or make amendments or modifications to the Company’s charter or bylaws, or other actions that may impede or facilitate the acquisition of control of the Company by any person; (E) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange; or (F) causing a class of securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act, in each case with respect to the foregoing clauses (A) through (F), except as set forth in Section 1; provided, however, that following the date that is thirty (30) days prior to the deadline for the submission of shareholder nominations for the Company’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”), the Ancora Parties and the Ancora Affiliates may speak to potential director candidates in connection with the 2022 Annual Meeting so long as such conversations do not create a public disclosure obligation for the Ancora Parties or the Company and are undertaken on a basis reasonably designed to be maintained as confidential and solely between the Ancora Parties and such director candidate and otherwise in accordance in all material respects with the Ancora Parties’ normal practices in the circumstances;

ix.make any request for shareholder list materials or other books and records of the Company under Section 48-26-102 of the Tennessee Code or otherwise; provided that if any Ancora Appointee (or any Replacement Appointee, as applicable) makes such a request solely in such Ancora Appointee’s capacity as a director in a manner consistent with his (or her) fiduciary duties to the Company, such material and other books and records may not be shared with any other Ancora Party, Member of the Ancora Parties or Ancora Affiliate, notwithstanding any other provision of this Agreement;

x.institute, solicit, join (as a party) or knowingly assist any litigation, arbitration or other proceeding against the Company or any of its current or former directors or officers (including derivative actions), other than (A) litigation by the Ancora Parties to enforce the provisions of this Agreement, (B) counterclaims with respect to any proceeding initiated by, or on behalf of, the Company or its Affiliates against the Ancora Parties or any Ancora Appointee (or Replacement Appointee, as applicable) and (C) the exercise of statutory appraisal rights; provided that the foregoing shall not prevent the Ancora Parties from responding to or complying with a validly issued legal process (and the Company agrees that this Section 2(a)(x) shall apply mutatis mutandis to the Company and its directors, officers, employees and agents (in each case, acting in such capacity) and Affiliates with respect to the Ancora Parties);

xi.encourage, facilitate, support, participate in or enter into any negotiations, agreements, arrangements or understandings with respect to, the taking of any actions by any other Person in connection with the foregoing that is prohibited to be taken by the Ancora Parties (except as set forth in Section 1); or

xii.request that the Company, directly or indirectly, amend or waive any provision of this Section 2 (including this clause (a)(xii)), other than through non-public communications with the Company that would not reasonably be expected to trigger public disclosure obligations for any Party.

The foregoing provisions of this Section 2(a) shall not be deemed to prevent any Member of the Ancora Parties from (i) communicating privately with the Board or any of the Company’s executive officers regarding any matter, so long as such communications are not intended to, and would not reasonably be expected to, require the Company or any Member of the Ancora Parties to make public disclosure with respect thereto, (ii) communicating privately with shareholders of the Company and others in a manner that does not otherwise violate this Section 2(a) or Section 3 or (iii) taking any action to the extent necessary to comply with any law, rule or regulation or any action required by any governmental or regulatory authority or stock exchange that has, or may have, jurisdiction over any Member of the Ancora Parties. Furthermore, for the avoidance of doubt, nothing in this Agreement shall be deemed to restrict in any way the Ancora Appointees (or any Replacement Appointee, as applicable) in the exercise of their fiduciary duties under applicable law as directors of the Company.

b.In respect of any vote or consent of the Company’s shareholders during the Standstill Period (whether at an annual or special shareholder meeting or pursuant to an action by written consent of the shareholders) (each a “Shareholder Meeting”), the Ancora Parties and the Members of the Ancora Parties shall appear or act in person or by proxy and vote all shares of Common Stock Beneficially Owned by them in accordance with the recommendation of the Board with respect to (i) the election, removal and/or replacement of directors (a “Director Proposal”), (ii) the ratification of the appointment of the Company’s independent registered public accounting firm and (iii) any other proposal submitted to the Company’s shareholders at a Shareholder Meeting, in each case as such recommendation of the Board is set forth in the applicable definitive proxy statement filed in respect thereof; provided, however, that in the event Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”) make a recommendation that differs from the recommendation of the Board with respect to any proposal submitted to the shareholders at any Shareholder Meeting (other than Director Proposals), the Ancora Parties and the Members of the Ancora Parties are permitted to vote the shares of Common Stock Beneficially Owned by them at such Shareholder Meeting in accordance with the ISS and Glass Lewis recommendation; provided, further, that the Ancora Parties and the

Members of the Ancora Parties shall be entitled to vote the shares of Common Stock Beneficially Owned by them in their sole discretion with respect to any publicly announced proposal relating to a merger, acquisition, disposition of all or substantially all of the assets of the Company and its subsidiaries or other business combination involving the Company, in each case, that requires a vote of the Company’s shareholders.

c.The “Standstill Period” shall begin as of the date of this Agreement and shall remain in full force and effect until the earlier of (i) the date that is twenty (20) days prior to the deadline for the submission of shareholder nominations for the 2022 Annual Meeting pursuant to the Bylaws or (ii) the date that is one hundred and ten (110) days prior to the first anniversary of the 2021 Annual Meeting.

d.Each Ancora Party shall comply, and shall cause each of its respective Ancora Affiliates to comply, with the terms of this Agreement and shall be responsible for any breach of this Agreement by any such Ancora Affiliate.

3.Mutual Non-Disparagement. During the Standstill Period, (a) the Ancora Parties shall not, and shall cause their respective directors, officers, partners, members, employees, agents (in each case, acting in such capacity) and Affiliates not to make, or cause to be made, by press release or other public statement to the press or media, any statement or announcement that constitutes an ad hominem attack on, or otherwise disparages, the Company, its officers or its directors or any person who has served as an officer or director of the Company in the past and (b) the Company shall not, and shall cause its directors, officers, partners, members, employees, agents (in each case, acting in such capacity) and Affiliates not to, make, or cause to be made, by press release or other public statement to the press or media, any statement or announcement that constitutes an ad hominem attack on, or otherwise disparages, the Ancora Parties, the Members of the Ancora Parties or their respective officers or directors or any person who has served as an officer or director of an Ancora Party in the past). The foregoing shall not prevent the making of any factual statement including in any compelled testimony or production of information, either by legal process, subpoena, or as part of a response to a request for information from any governmental authority with purported jurisdiction over the party from whom information is sought.

4.Director Information. As a condition to the Ancora Appointees’ (or any Replacement Appointee’s) appointment to the Board and any subsequent nomination for election as a director at the 2021 Annual Meeting, the Ancora Appointees (or any Replacement Appointee, as applicable) will provide any information the Company reasonably requires, including information required to be disclosed in a proxy statement or other filing under applicable law, stock exchange rules or listing standards, information in connection with assessing eligibility, independence and other criteria applicable to directors or satisfying compliance and legal obligations, and will consent to appropriate background checks, to the extent, in each case, consistent with the information and background checks required by the Company in accordance with past practice with respect to other members of the Board. If, following the completion of the Company’s initial background review process, the Board learns that any Ancora Appointee or any Replacement Appointee, as the case may be, has committed, been indicted or charged with, or made a plea of nolo contendre to a felony or a misdemeanor involving moral turpitude, deceit, dishonesty or fraud, then the Board may request that such Ancora Appointee (or any Replacement Appointee, as applicable), resign from the Board and, in such case, the resulting vacancy shall be filled in the manner set forth in Section 1(c) of this Agreement.

5.Disclosure of this Agreement. Promptly following the execution of this Agreement, the Company and the Ancora Parties shall jointly issue a press release (the “Press Release”) announcing this Agreement, substantially in the form attached hereto as Exhibit A. Prior to the issuance of the Press Release, neither the Company nor the Ancora Parties shall issue any press release or public announcement regarding this Agreement or take any action that would require public disclosure thereof without the prior written consent of the other Party. No Party or any of its Affiliates shall make any public statement (including, without limitation, in any filing required under the Exchange Act) concerning the subject matter of this Agreement inconsistent with the Press Release. During the period commencing on the date hereof and ending on the date this Agreement terminates in accordance with Section 16, no Party shall make any public announcement or statement that is inconsistent with or contrary to the statements made in the Press Release, except to the extent required by law or the rules and regulations under any stock exchange or governmental entity with the prior written consent of the Ancora Parties and the Company, as applicable, and otherwise in accordance with this Agreement. Notwithstanding the foregoing, (i) the Company acknowledges and agrees that the Ancora Parties may file this Agreement as an exhibit to an amendment to the Ancora Parties’ Schedule 13D within two business days of the execution of this Agreement and (ii) the Ancora Parties acknowledge and agree that the Company may file this Agreement as an exhibit to a Current Report on Form 8-K within four business days of the execution of this Agreement.

6.Representations and Warranties.

a.The Company represents and warrants to the Ancora Parties that: (a) the Company has the requisite corporate power and authority to execute this Agreement and any other documents or agreements to be entered into in connection with this Agreement and to bind it hereto and thereto; (b) this Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company and is enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles; and (c) the execution, delivery and performance of this Agreement by the Company does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to the Company or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which the Company is a party or by which it is bound.

b.Each of the Ancora Parties represents and warrants to the Company that: (a) each Ancora Party and the authorized signatory of such Ancora Party set forth on the signature page hereto has the requisite power and authority to execute this Agreement and any other documents or agreements to be entered into in connection with this Agreement and to bind it hereto and thereto; (b) this Agreement has been duly authorized, executed and delivered by such Ancora Party, constitutes a valid and binding obligation and agreement of such Ancora Party and is enforceable against such Ancora Party in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles; (c) the execution, delivery and performance of this Agreement by such Ancora Party does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to such Ancora Party or (ii) result in any material breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a material breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which such Ancora Party is a party or by which it is bound; and (d) as of the date of this Agreement, (i) the Ancora Parties Beneficially Own in the aggregate 1,753,799 shares of Common Stock, (ii) the Ancora Parties have no other equity interest in, or rights or securities to acquire through exercise, conversion, voting agreements or otherwise, any equity interest in the Company and (iii) none of the Ancora Parties is a party to any swap or hedging transactions or other derivative agreements of any nature with respect to any shares of Common Stock.

7.Authority. The Ancora Parties hereby appoint Frederick DiSanto as the sole Member entitled to exercise the collective rights and remedies of the Ancora Parties hereunder, which appointee may be changed from time to time upon written notice to and approval from the Company (such approval not to be unreasonably withheld or delayed).

8.Expenses. The Company shall reimburse the Ancora Parties for their reasonable, documented out-of-pocket fees and expenses (including legal expenses) incurred in connection with the 2021 Annual Meeting and the subject matter of this Agreement, including, but not limited to the negotiation and execution of this Agreement, provided that such reimbursement shall not exceed $400,000 in the aggregate.

9.Amendment in Writing. This Agreement and each of its terms may only be amended, waived, supplemented or modified in a writing signed by the Parties hereto.

10.Governing Law/Venue/Waiver of Jury Trial/Jurisdiction. Each of the Parties (a) irrevocably and unconditionally consents to submit itself to the exclusive personal jurisdiction of the courts of the State of Tennessee or, if unavailable, the federal court in the State of Tennessee, in each case sitting in the City of Nashville in the State of Tennessee in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than state and federal courts of the State of Tennessee sitting in the City of Nashville, and each of the Parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other Party seeks to enforce the terms by way of equitable relief, and (e) irrevocably consents to service of process by a reputable overnight delivery service, signature requested, to the address of such Party’s principal place of business or as otherwise provided by applicable law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING WITHOUT LIMITATION VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF TENNESSEE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

11.Specific Performance. The Parties expressly agree that an actual or threatened breach of this Agreement by any Party will give rise to irreparable injury that cannot adequately be compensated by damages. Accordingly, in addition to any other remedy to which it may be entitled, each Party shall be entitled to a temporary restraining order or injunctive relief to prevent a breach of the provisions of this Agreement or to secure specific enforcement of its terms and provisions, and each Party agrees it will not take any action, directly or indirectly, in opposition to another Party seeking relief. Each of the Parties agrees to waive any requirement for the security or posting of any bond in connection with any such relief.

12.Severability. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

13.Non-Waiver. No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

14.Entire Agreement. This Agreement constitutes the full, complete and entire understanding, agreement, and arrangement of and between the Parties with respect to the subject matter hereof and supersedes any and all prior oral and written understandings, agreements and arrangements between them. There are no other agreements, covenants, promises or arrangements between the Parties other than those set forth in this Agreement (including the attachments hereto).

15.Notice. All notices and other communications which are required or permitted hereunder shall be in writing and shall be deemed validly given, made or served, when delivered in person or sent by overnight courier, when actually received during normal business hours, or on the date of dispatch by the sender thereof when sent by e-mail (to the extent that no “bounce back”, “out of office” or similar message indicating non-delivery is received with respect thereto), if such dispatch is made by 5:00 p.m. New York City time on a business day or, if made after 5:00 p.m. New York City time on a business day, such notice or other communication shall be deemed to have been received on the next succeeding business day, at the address specified in this Section 15:

If to the Company:

Forward Air Corporation
1915 Snapps Ferry Road, Building N
Greeneville, Tennessee 37745
Attention: Michael L. Hance
Chief Legal Officer and Secretary
Email: mhance@forwardair.com

with a copy, which will not constitute notice, to:

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, New York 10019
Attention: Thomas E. Dunn
Allison M. Wein
Email: tdunn@cravath.com
awein@cravath.com

If to the Ancora Parties:

Ancora Holdings Inc.
6060 Parkland Boulevard, Suite 200
Cleveland, Ohio 44124
Attention: James Chadwick
Jason Geers
Email: jchadwick@ancora.net
jgeers@ancora.net

with a copy, which will not constitute notice, to:

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, New York 10019
Attention: Steve Wolosky
Ryan Nebel
Email: swolosky@olshanlaw.com
rnebel@olshanlaw.com

16.Termination. This Agreement shall cease, terminate and have no further force and effect upon the expiration of the last day of the Standstill Period as set forth in Section 2(c), unless earlier terminated by mutual written agreement of the Parties; provided that Sections 8 through 21 shall survive the termination of this Agreement.

17.Further Assurances. The Ancora Parties and the Company agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

18.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign or otherwise transfer either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties; provided, however, that the Ancora Parties may assign this Agreement to the extent set forth in Section 1(i). Any purported transfer requiring consent without such consent shall be void.

19.No Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and is not enforceable by any other Person.

20.Interpretation; Construction. Each of the Parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each Party and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the Parties shall be deemed the work product of all of the Parties and may not be construed against any Party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any Party that drafted or prepared it is of no application and is hereby expressly waived by each of the Parties, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” and “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “will” shall be construed to have the same meaning as the word “shall.” The words “dates hereof” will refer to the date of this Agreement. The word “or” is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument, law, rule or statute defined or referred to herein means, unless otherwise indicated, such agreement, instrument, law, rule or statute as from time to time amended, modified or supplemented.

21.Counterparts. This Agreement may be executed by the Parties in separate counterparts (including by fax, jpeg, .gif, .bmp and .pdf), each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

[The remainder of this page is left blank intentionally.]

IN WITNESS WHEREOF, the Parties hereto have each executed this Agreement on the date first set forth above.

THE COMPANY: FORWARD AIR CORPORATION

By:	/s/ Thomas Schmitt
	Name:	Thomas Schmitt
	Title:	Chairman and Chief Executive Officer

[Signature Page to Cooperation Agreement]

THE ANCORA PARTIES: ANCORA MERLIN, LP
ANCORA MERLIN, LP
ANCORA MERLIN INSTITUTIONAL , LP
ANCORA CATALYST, LP
ANCORA CATALYST INSTITUTIONAL, LP
ANCORA CATALYST SPV I LP – SERIES I
ANCORA CATALYST SPV I LP – SERIES J
ANCORA CATALYST SPV I LP – SERIES K
ANCORA CATALYST SPV I LP – SERIES L

By:	Ancora Alternatives LLC, its Investment Advisor and General Partner

By:	Ancora Holdings Inc., its Sole Member

By:	/s/ Frederick DiSanto
	Name:	Frederick DiSanto
	Title:	Chairman and Chief Executive Officer

ANCORA CATALYST SPV I SPC LTD. – SEGREGATED PORTFOLIO E

By:	Ancora Alternatives LLC, its Investment Advisor

By:	Ancora Holdings Inc., its Sole Member

By:	/s/ Frederick DiSanto
	Name:	Frederick DiSanto
	Title:	Chairman and Chief Executive Officer

ANCORA ALTERNATIVES LLC

By:	Ancora Holdings Inc., its Sole Member

By:	/s/ Frederick DiSanto
	Name:	Frederick DiSanto
	Title:	Chairman and Chief Executive Officer

[Signature Page to Cooperation Agreement]

ANCORA ADVISORS, LLC

By:	The Ancora Group Inc., its Sole Member

By:	Ancora Holdings Inc., its Sole Shareholder

By:	/s/ Frederick DiSanto
	Name:	Frederick DiSanto
	Title:	Chairman and Chief Executive Officer

ANCORA FAMILY WEALTH ADVISORS, LLC

By:	Inverness Holdings LLC, its Sole Member

By:	Ancora Holdings Inc., its Sole Member

By:	/s/ Frederick DiSanto
	Name:	Frederick DiSanto
	Title:	Chairman and Chief Executive Officer

THE ANCORA GROUP INC.

By:	Ancora Holdings Inc., its Sole Shareholder

By:	/s/ Frederick DiSanto
	Name:	Frederick DiSanto
	Title:	Chairman and Chief Executive Officer

INVERNESS HOLDINGS LLC

By:	Ancora Holdings Inc., its Sole Member

By:	/s/ Frederick DiSanto
	Name:	Frederick DiSanto
	Title:	Chairman and Chief Executive Officer

[Signature Page to Cooperation Agreement]

ANCORA HOLDINGS INC.

By:	/s/ Frederick DiSanto
	Name:	Frederick DiSanto
	Title:	Chairman and Chief Executive Officer

/s/ Frederick DiSanto
FREDERICK DISANTO

[Signature Page to Cooperation Agreement]

Exhibit A

(Press Release)

Forward Air Appoints Five Independent, Highly Qualified Directors to the Board

Enters into Cooperation Agreement with Ancora

GREENEVILLE, Tenn. – March 15, 2021 – Forward Air Corporation (NASDAQ: FWRD) (“Forward Air” or “the Company”) today announced that it has appointed five independent and highly qualified directors to its Board of Directors (the “Board”) in connection with an agreement with Ancora Holdings, Inc. (together with its affiliates, “Ancora”), a significant shareholder which currently owns approximately 6.4% of the Company’s outstanding shares. George Mayes, Chitra Nayak, Scott Niswonger, Javier Polit and Richard Roberts will join the Board, effective immediately, and will stand for election at the Company’s 2021 Annual Meeting of Shareholders (the “Annual Meeting”). The Company has established March 24, 2021 as the record date for shareholders entitled to vote at the Annual Meeting, which will be held on May 19, 2021. These individuals bring substantial experience across operations, finance and technology to a meaningfully refreshed Board.

In connection with the appointments of Ancora’s designees, Mr. Niswonger and Mr. Roberts, Ancora also endorsed the new directors identified by Forward Air. In addition, Forward Air has entered into a consulting agreement with Andrew C. Clarke, former Chief Financial Officer of Forward Air.

The Company also announced that John Langley Jr. and Gil West will not stand for re-election at the Annual Meeting. Following the Annual Meeting, the Board will comprise 13 directors, 12 of whom are independent and nine of whom will have joined the Board in the last four years.

“We are pleased to welcome this group of outstanding directors to the Forward Air Board at this important time for the Company,” said Tom Schmitt, Chairman, President and CEO. “With these appointments, our Board reflects our strong commitment to refreshment and best-in-class governance. We are eager to benefit from the diverse insights and significant expertise of our new directors as we work to build on our momentum. In determining the skill sets that would be most additive to our Board, we strove to reflect operations, disruptive technology and commercial acumen. Our new directors are a bullseye match at a world-class level.”

Mr. Schmitt continued, “The constructive engagement between the Company and Ancora during the last few months will benefit the long-term interests of our shareholders. As we emerge from the pandemic a stronger company with enhanced offerings and service, we are confident in our ability to deliver long-term shareholder value. Finally, I would also like to thank John and Gil for their years of dedicated service on the Board. Without their tremendous contributions, we would not be in the strong position that we are today.”

“On behalf of the entire Board, I would like to express our gratitude to distinguished directors John and Gil for their commitment and positive impact on Forward Air,” said R. Craig Carlock, Lead Independent Director.

Fred DiSanto, Chairman and Chief Executive Officer of Ancora, said, “We are pleased to have worked constructively with the Board and management team to reach this agreement to strengthen the Board, which we believe will help enhance value for shareholders. We appreciate the thoughtful dialogue with Tom and the Board as we worked together to ensure Forward Air is best positioned for the future.”

Pursuant to the agreement, Ancora has agreed to withdraw its director nominations previously submitted to the Company and support the Board’s full slate of directors at the Annual Meeting. In addition, Ancora has agreed to customary standstill, voting and other provisions. The complete agreement will be filed on Form 8-K with the U.S. Securities and Exchange Commission.

Morgan Stanley & Co. LLC is serving as financial advisor to Forward Air and Cravath, Swaine & Moore LLP is serving as Forward Air’s legal advisor.

Olshan Frome Wolosky LLP is serving as Ancora’s legal advisor.

About George Mayes
George S. Mayes, 62, currently serves as Founder and Chief Executive Officer for LeanVue, LLC, which provides strategic analysis for global supply chain design and strategy development for managing complex global supply webs. From 2013 – 2015, Mr. Mayes was Chief Operating Officer for Diebold, Inc., a global leader in automated teller machine manufacturing and service. He was selected to serve as interim Chief Executive Officer in 2013. From 2005 – 2012, Mr. Mayes held leadership roles in global operations and supply chain management at Diebold. Prior to that role, he was Chief Operating Officer for Tinnerman Palnut Engineered Products, LLC. He also served as Vice President of Manufacturing for Stanley Fastening Systems. Mr. Mayes is currently a board member for Stoneridge, Inc. Mr. Mayes served in the United States Army from 1980 – 1985. He holds a bachelor’s degree in Engineering from the United States Military Academy at West Point.

About Chitra Nayak
Chitra Nayak, 57, has more than 25 years of professional experience in Go-To-Market, general management and operations leadership roles at various companies. She currently serves as a board member at Invitae, a public high-growth genetics testing company, at Morneau Shepell, a tech-enabled HR services company, and at Intercom, a messaging platform company. She also advises startups on Go-To-Market. Most recently, Ms. Nayak was COO running Go-To-Market at Comfy, a real-estate tech startup. Prior to that role, she was COO at Funding Circle, an online SMB lending marketplace. From 2007 – 2015, she served as COO, Platform and SVP, Global Sales Development at Salesforce.com. Ms. Nayak has also held leadership roles at AAA, Charles Schwab and the Boston Consulting Group. Ms. Nayak has a passion for empowering women in the workplace. She is the cofounder of Neythri.org, which supports South Asian professional women. She was the cofounder of the Salesforce Women’s Network initiative and she co-created and taught an MBA class, "Women in Leadership", at California State University, East Bay. She writes extensively about leadership, about how to grow companies and about women in the workplace on LinkedIn. Ms. Nayak holds an MBA in General Management from Harvard Business School, an MS in Environmental Engineering from Cornell University and a BS in Engineering from the Indian Institute of Technology.

About Scott Niswonger
Scott M. Niswonger, 73, has a storied career in supply chain management and logistics. Mr. Niswonger founded Forward Air Corporation in 1990, which operated as the sister company of Landair Transport, Inc., a trucking, warehousing and supply chain management company that he founded in 1981. The companies were separated into two public entities in 1998. Mr. Niswonger retired as Chairman of Landair when it was acquired by Covenant Transportation Group, Inc. in 2018, a role he held since 1981. Mr. Niswonger served as Chief Executive Officer of Landair, from 1981 – 2003. He also served as Chairman and Chief Executive Officer of Forward Air, from 1990 – 2003 and 2005. Prior to that, Mr. Niswonger served as Vice President of Flying Tiger Lines Inc., a global cargo airline, from 1984 – 1986. Mr. Niswonger has served as independent director and member of the Nominating & Corporate Governance and Executive & Risk Committees of First Horizon National Corp. from 2011 – 2020. Mr. Niswonger also served on the Board of Directors of People’s Community Bank from 2003 – 2005. Mr. Niswonger is President and Founder of the Niswonger Foundation, a non-profit organization providing educational programs, scholarships and other charitable activities, and is the lead benefactor for the Niswonger Children’s Hospital. Mr. Niswonger holds a BSBA from Tusculum University, and an AD in Aviation Technology and an Honorary Doctorate in Technology from Purdue University. He is a certified airline transport pilot.

About Javier Polit
Javier Polit, 56, is an experienced Fortune 100 Chief Information Officer, with extensive experience across consumer goods, retail and financial services. Mr. Polit currently serves as Chief Information and Integrated Services Officer for Mondelez International (formerly Kraft Foods). From 2017 – 2020, he was Chief Information Officer for Procter & Gamble Company. Prior to that role, he served as Group Chief Information Officer for Coca Cola Bottling from 2007 – 2017 and as Global Director Customer Solutions, Business Intelligence and Distributions for the Coca Cola Company from 2003 – 2007. Mr. Polit was also Vice President, Global Corporate Systems for Office Depot and Vice President Information Technology for NationsBank NA. He is currently a board member for Vista Equity Partners – QuickBase, Girls Who Code and Virtustream. He is also a member of the Board of Trustees at Quinnipiac University. Mr. Polit is a graduate of the Advanced Management program at Harvard Business School. He holds a Master of Science from Barry University, a Masters of International Management from Budapest University of Technology and Economics and a Masters in International Business Management from TiasNimbas

Business School. He also holds an MBA from Purdue University and a bachelor’s degree in Business Administration from the University of Miami.

About Richard Roberts
Richard H. Roberts, 66, has served as a director of Miller Industries, Inc., since April 1994. In January 2011, Mr. Roberts was appointed to the position of Commissioner of the Department of Revenue of the State of Tennessee and served as Commissioner until December 2016. As Commissioner, Mr. Roberts streamlined the department’s operations, and initiated and oversaw the selection and implementation of a new comprehensive tax collection system. Mr. Roberts served as Senior Vice President and Secretary of Landair Transport, Inc. from July 1994 to April 2003, while serving as Senior Vice President, General Counsel and Secretary of Forward Air Corporation during the same time period. From May 1995 until May 2002, Mr. Roberts served as a director of Forward Air Corporation. Mr. Roberts also was a director of Landair Corporation from September 1998 until February 2003. Mr. Roberts entered the private practice of law in 1985 with Baker, Worthington, Crossley and Stansberry, Washington, D.C. and Nashville, Tennessee. Mr. Roberts brings a thorough and insightful perspective to a wide range of financial, regulatory and risk management issues.

About Forward Air Corporation

Forward Air is a leading asset-light freight and logistics company that provides services across the United States and Canada. We provide expedited less-than-truckload (“LTL”) services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals; final mile services, including delivery of heavy-bulky freight; truckload brokerage services, including dedicated fleet services, high-security and temperature-controlled logistics services; and intermodal first-and last-mile high-value drayage services both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. For more information, visit our website at www.forwardaircorp.com.

About Ancora Holdings, Inc.

Ancora Holdings, Inc. is an employee owned, Cleveland, Ohio based holding company which wholly owns four separate and distinct SEC Registered Investment Advisers and a broker dealer. Ancora Advisors LLC specializes in customized portfolio management for individual investors, high net worth investors, investment companies (mutual funds), and institutions such as pension/profit sharing plans, corporations, charitable & “Not-for Profit” organizations, and unions. Ancora Family Wealth Advisors, LLC is a leading, regional investment and wealth advisor managing assets on behalf families and high net-worth individuals. Ancora Alternatives LLC specializes in pooled investments (hedge funds/investment limited partnerships). Ancora Retirement Plan Advisors, Inc. specializes in providing non-discretionary investment guidance for small and midsize employer sponsored retirement plans. Inverness Securities, LLC is a FINRA registered Broker Dealer.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “expects” or similar expressions are intended to identify these forward-looking statements. Similarly, descriptions of objectives, strategies, plans, goals or targets are also forward-looking statements. These statements, which include, but are not limited to, statements regarding the expected benefit of the composition of the Board and our governance practices and Forward Air’s long-term value creation potential and its drivers, are based on Forward Air’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements, including the risks described in the “Risk Factors” section of our annual and quarterly reports filed with the Securities and Exchange Commission. For further information, please refer to Forward Air’s reports and filings with the Securities and Exchange Commission.

Further, any forward-looking statement made by us in this communication is based only on information currently available to us and speaks only as of the date on which it is made. Forward Air does not undertake any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

In connection with the forthcoming solicitation of proxies from shareholders in respect of Forward Air’s 2021 Annual Meeting of Shareholders, Forward Air will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “proxy statement”), containing a form of proxy card. Details concerning the nominees of Forward Air’s Board of Directors for election at Forward Air’s 2021 Annual Meeting of Shareholders will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING FORWARD AIR’S PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD, FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT FORWARD AIR. Shareholders may obtain free copies of the proxy statement and other relevant documents that Forward Air files with the SEC on Forward Air’s website at https://ir.forwardaircorp.com or from the SEC’s website at www.sec.gov.

Participants in the Solicitation

Forward Air, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of Forward Air’s 2021 Annual Meeting of Shareholders. Information regarding certain of the directors and officers of Forward Air is contained in its proxy statement for the 2020 Annual Meeting of Shareholders which was filed with the SEC on March 31, 2020. To the extent holdings of Forward Air’s securities by directors or executive officers have changed since the amounts set forth in Forward Air’s 2020 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants and their respective interests, by security holdings or otherwise, will be included in Forward Air’s proxy statement and other relevant documents filed with the SEC in connection with Forward Air’s 2021 Annual Meeting of Shareholders.

For media inquiries, please contact:

Justin Moss
jmoss@forwardair.com
404-362-2472

OR

Michael J. Morris
mmorris@forwardair.com
404-362-8933

OR

Steve Frankel / Nick Lamplough
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

For investor inquiries, please contact:

Arthur Crozier / Gabrielle Wolf
Innisfree M&A Incorporated
212-750-5833